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                                                                   EXHIBIT 10.1

                    AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT

     THIS AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT (this "Amendment") is made as of September 1, 1999 by Tenneco Packaging Inc., PCA Holdings, LLC and Packaging Corporation of America (the "Company").

     On July 29, 1999, at a meeting of the board of directors of the Company (the "Board"), the Board resolved that it is in the best interests of the Company to seek to amend the Stockholders Agreement, dated April 12, 1999, by and among the parties hereto (the "Stockholders Agreement") in the manner set forth below and each of TPI and PCA desires to amend the Stockholders Agreement in the manner set forth below.

     NOW, THEREFORE, the undersigned hereby amend the Stockholders Agreement in accordance with Section 9.2 thereof as follows:

     1. Defined Terms. Capitalized terms used herein, but not otherwise defined herein shall have the meanings assigned to such terms in the Stockholders Agreement.

     2. Amendment To Stockholders Agreement. Section 2.3 of the Stockholders Agreement shall be amended hereby by replacing the reference therein to "90 days" with "60 days" such that, after giving effect to this Amendment, the introductory phrase to such Section 2.3 shall read as follows: "No later than 60 days prior to the expiration of any fiscal year of Newco,".

     3. Continuing Effect. Except as provided in the foregoing paragraph 2, this Amendment shall not constitute an amendment or waiver of any provision of the Partnership Agreement, which shall continue and remain in full force and effect in accordance with its terms.

     4. Counterparts. This Amendment may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     5. Governing Law. All questions concerning the construction, validity and interpretation of this Amendment shall be governed by and construed in accordance with the internal law, and not the law of conflicts, of Illinois.

     6. Descriptive Headings. The descriptive headings of this Amendment are inserted for convenience only and do not constitute a part of this Amendment.


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     IN WITNESS WHEREOF, this Amendment has been entered into as of the date first written above.


                                   PACKAGING CORPORATION OF AMERICA



                                   By:  /s/ Richard B. West
                                      ------------------------------
                                   Its: Chief Financial Officer and
                                        Vice President
                                      ------------------------------


                                   PCA HOLDINGS LLC



                                   By:  /s/ Samuel M. Mencoff
                                      ------------------------------
                                   Its: Managing Director
                                      ------------------------------


                                   TENNECO PACKAGING INC.



                                   By:  /s/ James V. Faulkner
                                      ------------------------------
                                   Its: Vice President and
                                        General Counsel
                                      ------------------------------